Macquarie ETF Trust

Macquarie Focused Large Growth ETF

(the “Fund”)

Supplement to the Fund’s July 29, 2025 Summary Prospectus, Statutory Prospectus, and
Statement of Additional Information (“SAI”), as supplemented

Notice of Joint Special Shareholder Meeting Results

At the special shareholder meeting held on September 17, 2025, Fund shareholders approved the proposal to approve a new investment advisory agreement for the Fund.

As noted in the supplements dated June 12, 2025 and April 21, 2025, Macquarie Group Limited, the parent company of Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), together with certain of its affiliates, and Nomura Holding America Inc. (“Nomura”), announced that they had entered into an agreement for Nomura to acquire Macquarie Asset Management’s US and European public investments business. This transaction is anticipated to close on or about November 1, 2025, subject to legal and regulatory approvals, client consents, and customary closing conditions. Upon the closing of the transaction, the following changes to the Fund’s Summary Prospectus, Statutory Prospectus, and SAI are anticipated to take effect:

•	Name changes noted in the supplement dated June 12, 2025.
•	All references to MIMBT are changed to Nomura Investment Management Business Trust.
•	All references to Macquarie Investment Management Global Limited as a sub-advisor are removed.
•	The following is added under the “Who manages the Fund?” section following the portfolio manager table of the Fund’s Summary Prospectus and Statutory Prospectus and under the “Management of the Funds – Investment Manager and Other Service Providers – Investment Manager” section of the SAI:

Employees of DMC’s affiliates outside the US participate in the management of certain Funds as “associated persons” of DMC under DMC’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of DMC, provide discretionary investment management services, trading, research and related services directly or indirectly to the Funds.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated September 17, 2025.